Financial Instruments - Changes in Fair Value for Partnership's Contingent Consideration Liability Measured Recurring Basis Using Significant Unobservable Inputs (Level 3) (Detail) - Logitel Offshore Holding [Member] - Contingent Consideration [Member] - USD ($)
$ in Thousands
	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Balance at beginning of period	$ (14,830)	$ (21,448)	$ 0
Acquisition of Logitel	0	2,569	(21,170)
Settlement of liability	0	3,540	0
Gain included in Other (expense) income - net	14,830	509	(278)
Balance at end of period	$ 0	$ (14,830)	$ (21,448)